PRINCIPLES OF CONSOLIDATION (Tables)	9 Months Ended
Sep. 30, 2019
PRINCIPLES OF CONSOLIDATION
Schedule of net revenue and net income , operating, investing and financing cash flows of VIEs

	Nine-month periods ended September 30,
	2018	2019

Net revenue	1,922,345	2,890,985
Net (loss) profit	(32,210)	8,706
Net cash provided by operating activities	450,368	228,867
Net cash used in investing activities	(888,691)	(170,951)
Net cash provided by (used in) financing activities	618,543	(4,463)